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                                                                    Exhibit 25.1
                             REGISTRATION STATEMENT
                            LIMITED POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of Ball Corporation, an Indiana corporation, hereby constitute and appoint R. David Hoover, Albert R. Schlesinger, and George A. Sissel, and any one or all of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation the S-8 Registration Statement of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1993, as amended, and to sign any amendment or amendments (including pre-effective and post-effective amendments) to such S-8 Registration Statement in the matter of the Ball Corporation Common Stock Fund offered pursuant to the Ball Corporation Salary Conversion and Employee Stock Ownership Plan, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact or any one of them, as herein authorized.

Dated:  July 28, 1999


/s/ R. David Hoover                          /s/ Frank A. Bracken
-----------------------------------          -----------------------------------
R. David Hoover             Officer          Frank A. Bracken           Director

/s/ Albert R. Schlesinger                    /s/ Howard M. Dean
-----------------------------------          -----------------------------------
Albert R. Schlesinger       Officer          Howard M. Dean             Director

/s/ George A. Sissel                         /s/ John T. Hackett
-----------------------------------          -----------------------------------
George A. Sissel            Officer          John T. Hackett            Director

                                             /s/ R. David Hoover
                                             -----------------------------------
                                             R. David Hoover            Director

                                             /s/ John F. Lehman
                                             -----------------------------------
                                             John F. Lehman             Director

                                             /s/ Ruel C. Mercure, Jr.
                                             -----------------------------------
                                             Ruel C. Mercure, Jr.       Director

                                             /s/ Jan Nicholson
                                             -----------------------------------
                                             Jan Nicholson              Director

                                             /s/ George A. Sissel
                                             -----------------------------------
                                             George A. Sissel           Director

                                             /s/ William P. Stiritz
                                             -----------------------------------
                                             William P. Stiritz         Director

                                             /s/ Stuart A. Taylor II
                                             -----------------------------------
                                             Stuart A. Taylor II        Director